                                                                    Exhibit 21.1
                                                                     Page 1 of 4

                              SunTrust Banks, Inc.
                               ORGANIZATION CHART
                               December 31, 2001

=====================================================================================================================
SunTrust Banks, Inc.                                                                                Atlanta, GA
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
Lower Tier Bank Holding Company
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Bank Holding Company                                                           Orlando, FL
-------------- ------------------------------------------------------------------------------------------------------
               100%            (see pages 3 - 4 for subsidiaries)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Direct Bank Subsidiaries
---------------------------------------------------------------------------------------------------------------------

-------------- ------------------------------------------------------------------------------------------------------
100%           SunTrust BankCard, National Association                                                 Orlando, FL
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Direct Non Bank Subsidiaries
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           AMA Holdings, Inc.                                                                      Jupiter, FL
               ------------------------------------------------------------------------------------------------------
               100%       Teton Trust Company                                                            Teton, WY
               ---------- -------------------------------------------------------------------------------------------
               88.666%    Asset Management Advisors Atlanta, L.L.C.                                    Atlanta, GA
               ---------- -------------------------------------------------------------------------------------------
               80%        Lighthouse Partners, L.L.C.                                                  Jupiter, FL
               ---------- -------------------------------------------------------------------------------------------
               76.37%     Asset Management Advisors, L.L.C.                                            Jupiter, FL
               ---------- -------------------------------------------------------------------------------------------
               50%        Abundance, L.L.C.                                                            Jupiter, FL
               ---------- -------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SBF Agency, Inc.    (Inactive)                                                Altamonte Springs, FL
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           STI Investment Management (Collateral), Inc                                              Newark, DE
               ------------------------------------------------------------------------------------------------------
               100%       STI Investment Management, Inc.                                               Newark, DE
               ---------- -------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital I                                                                      Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital II                                                                     Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital III                                                                    Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital IV                                                                     Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital V                                                                      Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Community Development Corporation                                              Atlanta, GA
               ------------------------------------------------------------------------------------------------------
               100%       Regency Development Associates, Inc.                                         Raleigh, NC
               ---------- -------------------------------------------------------------------------------------------
               100%       Regency Constructors, Inc.                                                   Raleigh, NC
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Delaware Trust Company                                                      Wilmington, DE
-------------- ------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital Markets, Inc.                                                        Nashville, TN
               ------------------------------------------------------------------------------------------------------
               100%       SunTrust Equitable Securities Corporation of Delaware, Inc.               Wilmington, DE
-------------- ---------- -------------------------------------------------------------------------------------------

                                                                    Exhibit 21.1
                                                                     Page 2 of 4

                              SunTrust Banks, Inc.
                               ORGANIZATION CHART
                               December 31, 2001

=====================================================================================================================
SunTrust Banks, Inc.                                                                                Atlanta, GA
=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------
Direct Non Bank Subsidiaries cont'd
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Insurance Company                                                       Chattanooga, TN
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
99.99%         SunTrust Plaza Associates, L.L.C.                                                    Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Properties, Inc.                                                            Atlanta, GA
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           SunTrust Real Estate Corporation                                                    Richmond, VA
-------------- ------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
100%           Trusco Capital Management, Inc.                                                      Atlanta, GA
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

                                                                    Exhibit 21.1
                                                                     Page 3 of 4


                              SunTrust Banks, Inc.
                               ORGANIZATION CHART
                               December 31, 2001

========= =======================================================================================================================
100%      SunTrust Bank Holding Company
========= =======================================================================================================================

          -----------------------------------------------------------------------------------------------------------------------
          100%       SunTrust Bank (see pages 3 - 4 for subsidiaries)                                                Atlanta, GA
                     ------------------------------------------------------------------------------------------------------------
                     100%       Acquisition and Equity Corporation                                                 Knoxville, TN
                                -------------------------------------------------------------------------------------------------
                     100%       Atlanta Community Investment Corporation                                             Atlanta, GA
                                -------------------------------------------------------------------------------------------------
                     100%       Florida Aviation, Inc.                                                                 Miami, FL
                                -------------------------------------------------------------------------------------------------
                     100%       Kasalta Miramar, Inc.                                                                  Miami, FL
                                -------------------------------------------------------------------------------------------------
                     100%       Service of Volusia County, Inc.                                                Daytona Beach, FL
                                -------------------------------------------------------------------------------------------------
                     100%       STB Receivables (Central Florida), Inc.                                               Newark, DE
                                -------------------------------------------------------------------------------------------------
                     100%       STB Management Corporation                                                            Newark, DE
                                -------------------------------------------------------------------------------------------------
                                100%      STB FNC Corporation                                                         Newark, DE
                                          ---------------------------------------------------------------------------------------
                                          100%    STB STR                                                             Newark, DE
                                          ------- -------------------------------------------------------------------------------
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       STB Real Estate (Georgia), Inc.                                                       Newark, DE
                                --------- ---------------------------------------------------------------------------------------
                                100%      STB Real Estate Parent (Georgia), Inc.                                      Newark, DE
                                          ---------------------------------------------------------------------------------------
                                          100%    STB Real Estate Holdings (Georgia), Inc.                            Newark, DE
                                                  -------------------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Atlanta), Inc.                   Newark, DE
                                                  -------- ----------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Conforming - GA), Inc.           Newark, DE
                                                  -------- ----------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Non-Conforming - GA), Inc.       Newark, DE
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       STB Real Estate (Florida), Inc.                                                       Newark, DE
                                -------------------------------------------------------------------------------------------------
                                --------- ---------------------------------------------------------------------------------------
                                100%      STB Real Estate Parent (Florida), Inc.                                      Newark, DE
                                          ---------------------------------------------------------------------------------------
                                          100%    STB Real Estate Holdings (Florida), Inc.                            Newark, DE
                                                  -------------------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Commercial - FL), Inc.           Newark, DE
                                                  -------- ----------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Conforming - FL), Inc.           Newark, DE
                                                  -------- ----------------------------------------------------------------------
                                                  100%     STB Real Estate Holdings (Non-Conforming - FL), Inc.       Newark, DE
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       SunTrust Annuities (Alabama), Inc.                                                  Florence, AL
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       SunTrust Insurance Services, Inc.                                                    Madison, GA
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       SunTrust International Banking Company                                               Atlanta, GA
                                -------------------------------------------------------------------------------------------------
                                100%      SunTrust Asia, Limited                                                     Atlanta, GA
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       TCB Holdings, Inc.                                                                   Atlanta, GA
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       DC Properties, Inc.                                                               Washington, DC
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       MD Properties, Inc.                                                                Baltimore, MD
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       VA Properties, Inc.                                                                 Richmond, VA
                     ---------- -------------------------------------------------------------------------------------------------
                      85%       SunTrust Benefits Management, Inc.                                                 Baltimore, MD
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       Citizens Community Development Company                                             Baltimore, MD
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       Crestview, L.L.C.                                                                   Richmond, VA
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       CB Finance, Inc.                                                                      Newark, DE
                                -------------------------------------------------------------------------------------------------
                                100%       STB Real Estate Parent Mid-Atlantic                                        Newark, DE
                                           --------------------------------------------------------------------------------------
                                           100%       SunTrust Real Estate Investment Corporation                     Newark, DE
                                ---------- --------------------------------------------------------------------------------------
                                99.99%     CM Finance, L.L.C.                                                         Newark, DE
                                           --------------------------------------------------------------------------------------
                                           99.99%     CBP Finance, L.L.C.                                             Newark, DE
                     ---------- -------------------------------------------------------------------------------------------------
                     100%       Jefferson Funding Corporation I                                                     Richmond, VA
                     ---------- -------------------------------------------------------------------------------------------------

                                                                    Exhibit 21.1
                                                                     Page 4 of 4


                              SunTrust Banks, Inc.
                               ORGANIZATION CHART
                               December 31, 2001

========== =======================================================================================================================
100%       SunTrust Bank Holding Company (continued)
========== =======================================================================================================================

           -----------------------------------------------------------------------------------------------------------------------
           100%       SunTrust Bank (continued)
                      ------------------------------------------------------------------------------------------------------------
                      100%       SunTrust Leasing Corporation                                                        Richmond, VA
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       Southern Service Corporation                                                        Richmond, VA
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       SunTrust Mortgage, Inc.                                                             Richmond, VA
                                 -------------------------------------------------------------------------------------------------
                                 100%       Cherokee Insurance Company                                             Burlington, VT
                                 ---------- --------------------------------------------------------------------------------------
                                 100%       ValuTree Real Estate Services, L.L.C.                                    Richmond, VA
                                            --------------------------------------------------------------------------------------
                                            100%       ValuTree Lender Management, L.L.C.                            Richmond, VA
                                 ---------- --------------------------------------------------------------------------------------
                                 100%       CMC Oreo Inc.                                                            Richmond, VA
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        American Safety Mortgage Company, L.L.C.                              Ponce Inlet, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Bosshardt Financial Services, L.L.C.                                  Gainesville, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Chesapeake Mortgage, L.L.C                                            Forest Hill, MD
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Custom Builders Mortgage, L.L.C.                                         Maitland, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Palladian Mortgage, L.L.C.                                                Valrico, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Partnership Mortgage, L.L.C.                                              Oldsmar, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Perfect Gulf Mortgage, L.L.C.                                         Palm Harbor, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Universal Capital Mortgage, L.L.C.                                       Maitland, FL
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Windward Mortgage of Georgia, L.L.C.                                   Alpharetta, GA
                                 ---------- --------------------------------------------------------------------------------------
                                 51%        Windward Mortgage, L.L.C. (Tampa)                                           Tampa, FL
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       SunTrust Procurement Services, L.L.C.                                              Baltimore, MD
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       SunTrust Education Financial Services Corporation                                   Richmond, VA
                                 -------------------------------------------------------------------------------------------------
                                 51%        SunTrust Student Loan, L.L.C.                                            Richmond, VA
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       SunTrust Community Development Corporation, MidAtlantic                             Richmond, VA
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       CBRE II, Inc.                                                         St. Thomas, Virgin Islands
                      ---------- -------------------------------------------------------------------------------------------------
                        99%      Crestar Securitization, L.L.C.                                                      Richmond, VA
                      ---------- -------------------------------------------------------------------------------------------------
                      100%       Crestar SP Corporation                                                              Richmond, VA
           ---------- ---------- -------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       CF Finance, L.L.C.                                                                               Newark, DE
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       Crestar Capital Trust I                                                                        Richmond, VA
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       SunTrust Securities, Inc.                                                                       Atlanta, GA
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       SunTrust Banks Trust Company (Cayman) LTD                                Grand Cayman, Cayman Island, B.W.I.
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       SunTrust Personal Loans, Inc.                                                                   Atlanta, GA
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       Premium Assignment Corporation                                                              Tallahassee, FL
           ---------- ------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           100%       Madison Insurance Company                                                                       Madison, GA
           ---------- ------------------------------------------------------------------------------------------------------------